UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006

BIOENVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24875	13-4025857
(Commission File No.)	(IRS Employer Identification No.)

345 Park Avenue, 41st Floor

New York, New York 10154

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 750-6700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2006, Bioenvision, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its employment agreement (the “Original Employment Agreement”) with David P. Luci, Chief Financial Officer, General Counsel and Secretary of the Company (the “Executive”), whereby the Executive agreed that the Company’s hiring and/or employment of an individual other than the Executive to perform the duties of the Company’s chief financial officer, principal financial officer, and/or principal accounting officer prior to the expiration of the term of the Original Employment Agreement will not by itself constitute a Permitted Resignation (as defined in the Original Employment Agreement), and the Executive waives the right to claim good reason resignation rights under his Original Employment Agreement based solely upon such hiring and/or employment. Upon the Company’s hiring and/or employment of an individual other than the Executive to perform the duties of the Company’s chief financial officer, principal financial officer, and/or principal accounting officer, the Executive shall be promoted to the office of Executive Vice President and General Counsel and shall have such increased duties and responsibilities as are consistent with that new office and/or as the Company’s CEO may reasonably request, including in the area of business development. In connection with and consideration for the Amendment and in exchange for the promises the Executive makes therein, the Company shall grant and issue to the Executive 50,000 shares of the Company’s common stock, without restriction, upon the earlier to occur of (a) the Company’s hiring and/or employment of an individual other than Executive to perform the duties of the Company’s chief financial officer, principal financial officer, and/or principal accounting officer or (b) a Change in Control (as defined in the Original Employment Agreement). The Executive shall be deemed fully vested in the shares upon their issuance. Except as specifically modified by the Amendment, all remaining provisions, terms and conditions of the Original Employment Agreement remain in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Amendment to Employment Agreement by and between the Company and David P. Luci, dated February 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOENVISION, INC.

Dated: February 10, 2006	By:	/s/ Christopher B. Wood
Christopher B. Wood
Chairman and Chief Executive Officer

EXHIBIT INDEX

10.1         Amendment to Employment Agreement by and between the Company and David P. Luci, dated February 6, 2006.